BB&T
                                 Loan Agreement



                                              ---------------------------------
                                                        Account Number


This Loan Agreement (the "Agreement") is made this 20th day of August, 1999 by and between BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation ("Bank"), and:

Datametrics Corporation, a Delaware corporation ("Borrower"), having executive offices at Florham, New Jersey.

The Borrower has applied to Bank for and the Bank has agreed to make, subject to the terms of this Agreement, the following loan(s):

LINE OF CREDIT ("Line of Credit") in the maximum principal amount not to exceed $1,500,000 at any one time outstanding for the purpose of for the temporary expansion of current assets and to repay approximately $750,000 of 1996 Sub Debt which shall be evidenced by the Borrower's Promissory Note(s) dated on or after the date hereof which shall mature September 25, 2000, when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full. Prior to maturity or the occurrence of any Event of Default hereunder and subject to any Borrowing Base limitations, the Borrower may borrow, repay, and reborrow hereunder through maturity. Line of Credit shall bear interest at the rate set forth in any such note evidencing all or any portion of the Line of Credit, the terms of which are incorporated herein by reference, and shall be secured by .

SECTION 1 CONDITIONS PRECEDENT

The Bank shall not be obligated to make any disbursement until all of the following conditions have been satisfied by proper evidence, execution, and/or delivery to the Bank of the following items in addition to this Agreement, all in form and substance satisfactory to the Bank and the Bank's counsel in their sole discretion:
NOTE(S): The Note(s)  evidencing the above referenced loans duly executed by the
     Borrower.
SECURITY AGREEMENT: A Security Agreement in which Borrower shall grant to Bank a first and prior security interest in the Borrower's or other owner's specified personal property. (If Bank will be a junior lienholder on any personal property, Borrower must fully disclose to Bank any and all prior security interests, and Bank must specifically approve its junior lien position.)
UCC FINANCING STATEMENTS: Acknowledged copies of UCC Financing Statements (UCC-1) duly filed in all jurisdictions necessary, or in the opinion of the Bank desirable, to perfect the security interests granted in the Security Agreement, and certified copies of Requests For Information (UCC-11) identifying all previous financing statements on record for the Borrower from all jurisdictions indicating that no security interest has previously been granted in any of the collateral described in the Security Agreement, unless prior approval has been given by the Bank.
COMMITMENT FEE: A commitment  fee (or balance  thereof) of $7,500.00  payable to the Bank on the date of execution of the Loan Documents, unless a schedule follows:
CORPORATE  RESOLUTION:  A  Corporate  Resolution  duly  adopted  by the Board of
     Directors of the Borrower authorizing the execution, delivery, and performance of the Loan Documents on or in a form provided by or acceptable to Bank.
ARTICLES OF INCORPORATION: A copy of the Articles of Incorporation and all other charter documents of the Borrower, all filed with and certified by the Secretary of State of the State of the Borrower's incorporation.
BY-LAWS:  A copy of the By-Laws of the Borrower,  certified by the Secretary of the Borrower as to their  completeness  and
     accuracy.
CERTIFICATE OF  INCUMBENCY:  A  certificate  of the  Secretary  of the  Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents.
CERTIFICATE OF EXISTENCE: A certification of the Secretary of State of the State of the Borrower's Incorporation or Organization as to the existence or good standing of the Borrower and its charter documents on file.
OPINION OF COUNSEL:  An opinion of counsel for the Borrower  satisfactory to the
     Bank's counsel, that:
           i)   The representations and warranties of the Borrower in Section  2 of the Agreement are true and correct in all material respects.
           ii)  The Loan Documents have been duly executed and delivered by the
                Borrower and Guarantor(s),  and constitute the legal, valid, and
                binding   obligations   of  the   Borrower   and   Guarantor(s),
                enforceable  against them in  accordance  with their  respective terms.
           iii) No registration  with,  consent of, approval of, or other action is  required  by  any  Federal,  State,  or  other  governmental authority or  regulatory  body for the execution and delivery of the Loan  Documents or, if so required,  such  registration  has
                been  made,   and  consent  or  approval  given  or  such  other
                appropriate action taken.
           iv) The loan transactions entered into pursuant to this Agreement are not usurious.
           v)   The Bank has a perfected  security  interest  and/or lien in the collateral described in the Security Agreement and/or Deed of Trust.

Additional Documents: Receipt by the Bank of other approvals, opinions, or documents as the Bank may reasonably request.


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                                      BB&T
                                 Loan Agreement


STANDBY LETTER(S) OF CREDIT: The Bank shall be in receipt of Standby Letter(s) of Credit in the amount of One Million Five Hundred Thousand and 00/100 dollars ($1,500,000), which shall expire no sooner than 30 days after the maturity of the line of credit.
LIMITED RECOURSE  GUARANTY:  Receipt by the Bank of Limted Recourse  Guaranty of
     Roy Doumani and Carl Doumani.

SECTION 2 REPRESENTATIONS AND WARRANTIES

The Borrower and Guarantor(s) represent and warrant to Bank that:
     2.01. FINANCIAL STATEMENTS. The balance sheet of the Borrower and its subsidiaries and the related Statements of Income and Retained Earnings of the Borrower and its subsidiaries, the accompanying footnotes together with the accountant's opinion thereon, and all other financial information previously furnished to the Bank, are true and correct and fairly reflect the financial condition of the Borrower and its subsidiaries as of the dates thereof, including all contingent liabilities of every type, and the financial condition of the Borrower and its subsidiaries as stated therein has not changed materially and adversely since the date thereof. Each
     Guarantor also makes the same representations and warranties as the Borrower concerning its financial statements and condition.
     2.02. CAPACITY AND STANDING. If the Borrower and/or any Guarantor is a corporation, limited liability company, or limited liability partnership, each warrants and represents that it is duly organized and validly existing under the laws of its respective state of incorporation or organization, it and its subsidiaries are duly qualified and in good standing in every other state in which the nature of their business shall require such qualification, and are each duly authorized by their board of directors, managers or partners respectively to enter into and perform the obligations under the Loan Documents.
     2.03. NO VIOLATION OF OTHER AGREEMENTS. The execution of any of the Loan Documents, and the performance by the Borrower, the Pledgor or the Guarantors thereunder will not violate any provision of its articles of incorporation or by-laws, articles of organization or operating agreement, or agreement of partnership or limited partnership, as applicable or of any law, other agreement, indenture, note, or other instrument binding upon the Borrower or Guarantor, or give cause for the acceleration of any of the respective obligations of the Borrower or Guarantor.
     2.04. AUTHORITY. All authority from and approval by any federal, state, or local governmental body, commission, or agency, necessary to the making, validity, or enforceability of this Agreement or the other Loan Documents has been obtained.
     2.05. ASSET OWNERSHIP. The Borrower and each Guarantors have good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements furnished to the Bank, and all such properties and assets are free and clear of mortgages, deeds of trust, pledges, liens, and all other encumbrances except as otherwise disclosed by such financial statements.
     2.06. DISCHARGE OF LIENS AND TAXES. The Borrower, its subsidiaries, and each Guarantors have filed, paid, and/or discharged all taxes or other claims which may become a lien on any of their respective properties or assets, excepting to the extent that such items are being appropriately contested in good faith and for which an adequate reserve for the payment thereof is being maintained.
     2.07. REGULATION U. None of the proceeds of the loan(s) made pursuant to this Agreement shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of any of the provisions of Regulation U of the Board of Governors of the Federal Reserve System.
     2.08. ERISA. Each employee benefit plan, as defined by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by the Borrower or by any subsidiary of the Borrower or Guarantor(s) meets, as of the date hereof, the minimum funding standards of Section 302 of ERISA, all applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended, and no "Reportable Event" nor "Prohibited Transaction" (as defined by ERISA) has occurred with respect to any such plan.
     2.09. LITIGATION. There is no pending or threatened action or proceeding against or affecting the Borrower, any of its subsidiaries, except for legal matters disclosed in the company's financial statements, or the Guarantor(s) before any court, commission, governmental agency, whether State or Federal, or arbitration which may materially adversely affect the financial condition, operations, properties, or business of the Borrower, any such subsidiary, or the Guarantor(s), or the ability of the Borrower or the Guarantor(s) to perform their obligations under the Loan Documents.
     2.10. BINDING AND ENFORCEABLE. The Loan Documents, when executed, shall constitute valid and binding obligations of the Borrower and Guarantors respectively and are enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors' rights generally.

SECTION 3 AFFIRMATIVE COVENANTS

The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations under the Loan Documents, it will:
     3.01. MAINTAIN EXISTENCE. Preserve and maintain its existence and good standing in the state of its organization, and qualify and remain qualified as a foreign corporation, limited partnership, LLC, or LLP in each jurisdiction in which such qualification is required.
     3.02. MAINTAIN RECORDS. Keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Borrower.

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

     3.03. MAINTAIN PROPERTIES. Maintain, keep, and preserve all of its properties (tangible and intangible) necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.
     3.04. CONDUCT OF BUSINESS. Continue to engage in an efficient, prudent, and economical manner in a business of the same general type as now conducted.
     3.05. MAINTAIN INSURANCE. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business, and business interruption insurance if required by Bank, which insurance may provide for reasonable deductible. The Bank shall be named as loss payee (Long Form) on all policies which apply to the Bank's collateral, and the Borrower shall deliver certificates of insurance at closing evidencing same. All such insurance policies shall provide, and the certificates shall state, that no policy will be terminated without 20 days prior written notice to Bank.
     3.06. Comply With Laws. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed upon it or upon its property, and all Environmental Laws.
     3.07. Right of Inspection. Permit the officers and authorized agents of the Bank, at any reasonable time in the Bank's sole discretion, to examine and make copies of the records and books of account of, to visit the properties of the Borrower, and to discuss such matters with any officers, directors, and the Borrower's independent accountant as the Bank deems necessary.

     3.08.  REPORTING  REQUIREMENTS.  Furnish  to the  Bank:
          MONTHLY FINANCIAL STATEMENTS: As soon as available and not more than twenty (20) days after the end of each month, balance sheets, statements of income, cash flow, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied and certified as true and correct by an officer, general partner or manager of the Borrower.
          ANNUAL FINANCIAL STATEMENTS: As soon as available and not more than ninety (90) days after the end of each fiscal year, balance sheets, statements of income, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied. The financial statements must be of the following quality or better:
          Audited.
          NOTICE OF LITIGATION: Promptly after the receipt by the Borrower of notice or complaint of any action, suit, and proceeding before any court or governmental agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Borrower.
          TAX RETURNS: As soon as available each year, complete copies (including all schedules) of all state and federal tax returns filed by Borrower.
          OTHER INFORMATION: Such other information as the Bank may from time to time reasonably request.
     3.09. DEPOSIT ACCOUNTS. Maintain substantially all of its demand deposit/ operating accounts with the Bank.


SECTION 4 FINANCIAL COVENANTS

The Borrower covenants and agrees that from the date hereof until payment in full of all indebtedness and the performance of all obligations under the Loan Documents, the Borrower shall at all times maintain the following financial covenants and ratios all in accordance with GAAP unless otherwise specified:

       TANGIBLE NET WORTH. A minimum tangible net worth of not less than $3,000,000. Tangible Net Worth is defined as net worth, plus obligations contractually subordinated to debts owed to Bank, minus goodwill, contract rights, and assets representing claims on stockholders or affiliated entities.

       DEBT TO WORTH. A ratio of total liabilities to tangible net worth of not greater than 2.5 to 1.0.

       SHAREHOLDER DEBT: All shareholder debt shall be and shall remain at all times subordinate to debts owed to Bank.

SECTION 5 HAZARDOUS MATERIALS AND ENVIRONMENTAL COMPLIANCE

     5.01. Investigation. Borrower hereby certifies that it has exercised due diligence to ascertain whether its real property, including without limitation the Mortgaged Property, is or has been affected by the presence of asbestos, oil, petroleum or other hydrocarbons, urea formaldehyde, PCBs, hazardous or nuclear waste, toxic chemicals and substances, or other hazardous materials (collectively, "Hazardous Materials"), as defined in applicable Environmental Laws. Borrower represents and warrants that there are no such Hazardous Materials contaminating its real property, nor have any such materials been released on or stored on or improperly disposed of on its real property during its ownership, occupancy or operation thereof. Borrower hereby agrees that it shall not knowingly permit any release, storage or contamination as long as any indebtedness or obligations to Bank under the Loan Documents remains unpaid or unfulfilled. In addition, Borrower does not have or use any underground storage tanks on its property which are not registered with the appropriate Federal and/or State agencies and which are not properly equipped and maintained in accordance with all Environmental Laws. If requested by Bank, Borrower shall provide Bank with
     all  necessary  and   reasonable   assistance   required


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                                      BB&T
                                 Loan Agreement


     for purposes of determining the existence of Hazardous Materials on the Mortgaged Property, including allowing Bank access to the Mortgaged Property, and access to Borrower's employees having knowledge of, and to files and records within Borrower's control relating to the existence, storage, or release of Hazardous Materials on the Mortgaged Property.

     5.02. COMPLIANCE. Borrower agrees to comply with all applicable Environmental Laws, rules and regulations, including, without limitation, all those relating to Hazardous Materials. Borrower further agrees to provide Bank, and all appropriate Federal and State authorities, with immediate notice in writing of any release of Hazardous Materials on the Mortgaged Property and to pursue diligently to completion all appropriate and/or required remedial action in the event of such release.

     5.03. REMEDIAL ACTION. Bank shall have the right, but not the obligation, to undertake all or any part of such remedial action in the event of a release of Hazardous Materials on the Mortgaged Property and to add any expenditures so made to the principal indebtedness secured by the Deed(s) of Trust. Borrower agrees to indemnify and hold Bank harmless from any and all loss or liability arising out of any violation of the representations, covenants, and obligations contained in this Section 6, or resulting from the recording of the Deed(s) of Trust.

SECTION 6 EVENTS OF DEFAULT

The following shall be Events of Default by Borrower or any Guarantor:

     6.01. The failure to make prompt payment of any installment of principal or interest on the Note(s) when due or payable.
     6.02. Any representation or warranty made in the Loan Documents which shall prove to be false or misleading in any material respect.
     6.03. Any report, certificate, financial statement, or other document furnished prior to the execution of or pursuant to the terms of this Agreement shall prove to be false or misleading in any material respect.
     6.04. The Borrower or any Guarantor shall default on the performance of any other obligation of indebtedness when due or in the performance of any obligation incurred in connection with money borrowed.
     6.05. The breach of any covenant, condition, or agreement made by the Borrower or any Guarantor under the Loan Documents.
     6.06. If a custodian shall be appointed for or take possession of any or all of the assets of the Borrower or any Guarantor, or should the Borrower or any Guarantor either voluntarily or involuntarily become subject to any insolvency proceeding, any proceeding to dissolve the Borrower or any Guarantor, any proceeding to have a receiver appointed, or should the Borrower or any Guarantor make an assignment for the benefit of creditors, or should there be an attachment, execution, or other judicial seizure of all or any portion of the Borrower's or any Guarantor's assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 30 days.
     6.07. Final judgment for the payment of money shall be rendered against the Borrower or any Guarantor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon be effectively stayed.
     6.08. Upon the death of a Borrower who is an individual, or upon the dissolution or termination of the existence of either the Borrower or any Guarantor.
     6.09. The Borrower or any Guarantor shall become a Debtor (as such term is defined in the U.S. Bankruptcy Code), whether voluntarily or involuntarily.
     6.10. Should the Bank in good faith deem itself, its liens and security interests, if any, or any debt thereunder unsafe or insecure, or should the Bank believe in good faith that the prospect of payment of any debt or other performance by the Borrower or any Guarantor is impaired.
     6.11. Should any lien or security interest granted to Bank to secure payment of the Note(s) terminate, fail for any reason to have the priority believed by Bank on the date granted, or become unperfected or invalid for any reason.
     6.12. If any Guaranty given in connection with the Loan is terminated by, or upon the death of, any Guarantor.
     6.13. Should the Borrower, any Guarantor or any Pledgor contest the validity, legality or enforceability of any Loan Document to which it is a party.

SECTION 7 REMEDIES UPON DEFAULT

Upon the occurrence of any of the above listed Events of Default, the Bank may at any time thereafter, at its option, take any or all of the following actions, at the same or at different times:
     7.01. Declare the balance of the Note(s) to be immediately due and payable, both as to principal and interest, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower, each Guarantor, and Pledgor, such balance shall accrue interest at the Default Rate;
     7.02. Require the Borrower or Guarantor(s) to pledge additional collateral to the Bank from the Borrower's or Guarantor's assets and properties, the acceptability and sufficiency of such collateral to be determined in the Bank's sole discretion;
     7.03. Take immediate possession of and foreclose upon any or all collateral which may be granted to the Bank as security for the indebtedness and obligations of Borrower or any Guarantor under the Loan Documents;
     7.04. Exercise other rights and remedies as the Bank may be provided in the Loan Documents, as a secured party under the Maryland Uniform Commercial Code, and as provided by law;
     7.05. Any obligation of the Bank to advance funds under the Note(s) and all other obligations, if any, of the Bank under the Loan Documents shall immediately cease and terminate unless and until Bank shall reinstate in writing.


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SECTION 8 MISCELLANEOUS PROVISIONS

     8.01.  DEFINITIONS.

        "DEFAULT RATE" shall mean a rate of interest equal to Bank's Prime Rate plus five percent (5%) per annum (not to exceed the legal maximum rate) from and after the date of an Event of Default hereunder which shall apply, in the Bank's sole discretion, to all sums owing, including principal and interest, on such date.
        "ENVIRONMENTAL LAWS" shall mean all federal and state laws and regulations which affect or may affect the Mortgaged Property, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sections 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), as such laws or regulations have been amended or may be amended.
        "LOAN DOCUMENTS" shall mean this Agreement, the Note(s), the Deed(s) of Trust, the Security Agreement(s), Assignment(s) of Leases and Rents, all UCC-1 Financing Statements, the Guaranty Agreement(s), and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and replacements thereto and therefore.
        "PERSON" shall mean an individual, partnership, corporation, trust, unincorporated organization, limited liability company, limited liability partnership, association, joint venture, or a government agency or political subdivision thereof.
        "GAAP" shall mean generally accepted accounting principles as established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants, as amended and supplemented from time to time.

"PRIME RATE" shall mean the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate, which is one of several rate indexes employed by the Bank when extending credit, and may not necessarily be the Bank's lowest lending rate.
     8.02. NON-IMPAIRMENT. If any one or more provisions contained in the Loan Documents shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained therein shall not in any way be affected or impaired thereby and shall otherwise remain in full force and effect.
     8.03. APPLICABLE LAW. The Loan Documents shall be construed in accordance with and governed by the laws of the state of Maryland.
     8.04. WAIVER. Neither the failure or any delay on the part of the Bank in exercising any right, power or privilege granted in the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege which may be provided by law.
     8.05. MODIFICATION. No modification, amendment, or waiver of any provision of any of the Loan Documents shall be effective unless in writing and signed by the Borrower and Bank.
     8.06. PAYMENT AMOUNT ADJUSTMENT. In the event that any Loan(s) referenced herein has a variable (floating) interest rate and the interest rate increases, Bank, at its sole discretion, may at any time adjust the Borrower's payment amount(s) to prevent the amount of interest accrued in a given period to exceed the periodic payment amount or to cause the Loan(s) to be repaid within the same period of time as originally agreed upon.
     8.07. STAMPS AND FEES. The Borrower shall pay all federal or state stamps, taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of the Loan Documents or any security granted to the Bank; and the Borrower and Guarantor agree to indemnify and hold harmless the Bank against any and all liability in respect thereof.
     8.08. ATTORNEYS FEES. In the event the Borrower or Guarantor shall default in any of its obligations hereunder and the Bank believes it necessary to employ an attorney to assist in the enforcement or collection of the indebtedness of the Borrower to the Bank, to enforce the terms and provisions of the Loan Documents to modify the Loan Documents, or in the event the Bank voluntarily or otherwise should become a party to any suit or legal proceeding (including a proceeding conducted under the Bankruptcy
     Code), the Borrower and Guarantors agree to pay the reasonable attorney's fees of the Bank and all related costs of collection or enforcement that may be incurred by the Bank. The Borrower and Guarantor shall be liable for such attorney's fees and costs whether or not any suit or proceeding commences.
     8.09. BANK MAKING REQUIRED PAYMENTS. In the event Borrower shall fail to maintain insurance, pay taxes or assessments, costs and expenses which Borrower is, under any of the terms hereof or of any Loan Documents, required to pay, or fail to keep any of the properties and assets constituting collateral free from new security interests, liens, or encumbrances, except as permitted herein, Bank may at its election make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default Rate, shall become immediately due and payable to Bank, and shall have benefit of and be secured by the collateral The Bank shall be under no duty or obligation whatever with respect to any of the foregoing expenditures.
     8.10. RIGHT OF OFFSET. Any indebtedness owing from Bank to Borrower may be set off and applied by Bank on any indebtedness or liability of Borrower to Bank, at any time and from time to time after maturity, whether by acceleration or otherwise, and without demand or notice to Borrower. Bank may sell participations in or make assignments of any loans made under this Agreement, and Borrower agrees that any such participant or assignee shall have the same right of setoff as is granted to the Bank herein.
     8.11. MODIFICATION AND RENEWAL FEES. Bank may, at its option, charge any fees for modification, renewal, extension, or amendment of any terms of the Note(s) permitted by applicable law and the Loan Documents.

     8.12. CONFLICTING PROVISIONS. If provisions of this Agreement shall conflict with any terms or provisions of the Note(s), the provisions of the Note(s) shall take priority over any provisions in the Agreement.
     8.13. NOTICES. Any notice permitted or required by the provisions of this Agreement shall be deemed to have been given when delivered in writing to the City Executive or any Vice President of the Bank at its offices in Hyattsville, Maryland, and to the Chief Executive Officer of the Borrower at its offices in Florham, New Jersey when sent by certified mail and return receipt requested.
     8.14. CONSENT TO JURISDICTION. Borrower hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement may be instituted in any Maryland state court or federal court sitting in the state of Maryland, or in such other court and venue as Bank may choose as its sole discretion. Borrower consents to the jurisdiction of such courts and waives any objection relating to the basis for personal or in rem jurisdiction or to venue which Borrower may now or hereafter have in any such legal action or proceedings.
     8.15. COUNTERPARTS. This Agreement may be executed by one or more parties on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     8.16. ENTIRE AGREEMENT. The Loan Documents embody the entire agreement between Borrower and Bank with respect to the Loans, and there are no oral or parol agreements existing between Bank and Borrower with respect to the Loans which are not expressly set forth in the Loan Documents.

                         [Signatures on Following Page]

                                 Signature Page

IN WITNESS WHEREOF, the Borrower and Guarantor have caused this Agreement to be duly executed all as of the date first above written.

                           BORROWER IS A CORPORATION:


                                         ---------------------------------------
                                                     Name of Corporation

Attest:                                  By:
           ----------------------        ---------------------------------------

Title:                                   Title:
           ----------------------        ---------------------------------------

                                         By:
                                         ---------------------------------------
           (Corporate Seal)
                                         Title:
                                         ---------------------------------------

                       ADDITIONAL CO-MAKERS OR GUARANTORS:
WITNESS:

                                                                          (SEAL)
---------------------------------            -----------------------------------

                                                                          (SEAL)
---------------------------------            -----------------------------------

                                                                          (SEAL)
---------------------------------            -----------------------------------

                                                                          (SEAL)
---------------------------------            -----------------------------------


                                          Branch Banking and Trust Company

Attest:                                 By:
       -----------------------------   -----------------------------------------

           (Corporate Seal)             Title:
                                       -----------------------------------------

                                      BB&T
                           Addendum to Loan Agreement


         THIS ADDENDUM amends and supplements the Loan Agreement dated , between ("Borrower"), BRANCH BANKING AND TRUST COMPANY ("Bank"), and certain Guarantors.

ADDITIONAL REPRESENTATIONS AND WARRANTIES - Year 2000 Ready:

         Borrower represents and warrants to Bank that it has begun to evaluate and to take all necessary and appropriate steps to insure that its computer operating systems' hardware and software for information processing, manufacturing, communications, building(s) and plant facilities, support services, and other applications (collectively "Systems") will be Year 2000 Ready on or prior to December 31, 1999. "Year 2000 Ready" means that all Systems shall (i) accept input and provide output of data involving dates or portions thereof correctly and without ambiguity as to the twentieth (20th) or twenty-first (21st) centuries; (ii) manage, store, manipulate, sort, sequence, and perform calculations (collectively "process") all data involving dates or portions thereof before, during and after January 1, 2000, without malfunction, amends or aborts; and (iii) correctly process leap years (including the year
2000).

ADDITIONAL COVENANTS

         1. If requested by Bank, Borrower will assist in accurately completing the BB&T Year 2000 Client Questionnaire.

         2. Borrower shall promptly report to Bank any likelihood or circumstances which may render Borrower unable to make its Systems Year 2000 Ready by December 31, 1999, and if requested by Bank, Borrower shall furnish periodic progress reports on its progress in becoming Year 2000 Ready.

         3. If Borrower determines at anytime that it may not be Year 2000 Ready by December 31, 1999, or if the Bank believes that the Borrower will not be Year 2000 Ready by December 31, 1999, Bank may, at its sole discretion (i) conduct an audit of Borrower to determine its Year 2000 Readiness, or (ii) require Borrower to have a Year 2000 Ready audit conducted by an independent firm or consultant satisfactory to Bank at Borrower's expense.


EVENT OF DEFAULT

         Borrower shall be in default under this Loan Agreement should (i) it determine that it cannot be Year 2000 Ready by December 31, 1999, or (ii) an audit conducted by the Bank or by an independent firm or consultant reveals that Borrower is not or cannot be Year 2000 Ready by December 31, 1999.

                           BORROWER IS A CORPORATION:


                                                   -----------------------------
                                                        Name of Corporation

Attest:                                                        By:
           ----------------------------            -----------------------------

Title:                                             Title:
           ---------------------------             -----------------------------

                                                   By:
                                                   -----------------------------
           (Corporate Seal)
                                                   Title:
                                                   -----------------------------

                       ADDITIONAL CO-MAKERS OR GUARANTORS:
WITNESS:

                                                                          (SEAL)
-------------------------------------              -----------------------------

                                                                          (SEAL)
-------------------------------------              -----------------------------

                                                                          (SEAL)
-------------------------------------              -----------------------------

                                                                          (SEAL)
------------------------------------               -----------------------------


                        BRANCH BANKING AND TRUST COMPANY

Attest:                                             By:
       ------------------------------               ----------------------------

           (Corporate Seal)                         Title:
                                                    ----------------------------